Fees Summary	Oct. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 613,970,000
Previously Paid Amount	93,998.81
Total Fee Amount	93,998.81
Total Offset Amount	0
Net Fee	$ 0.00